UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



            MARYLAND 1-13589 36-4173047 (State or other jurisdiction
                           of (Commission File (I.R.S.
                                    Employer
           incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

        On August 12, 2002, Prime Group Realty Trust filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Prime Group Realty Trust's Chairman, Stephen J. Nardi, and Co-President and Chief Financial Officer, Louis G. Conforti, pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:


                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
J. Nardi, Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen J. Nardi
----------------------
Stephen J. Nardi
Chairman of the Board
August 12, 2002

                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis
G. Conforti, Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Louis G. Conforti
---------------------
Louis G. Conforti
Co-President and Chief Financial Officer
August 12, 2002


The foregoing certifications are being furnished solely pursuant to 18 U.S.C. ss. 1350 and are not being filed as part of this report or as a separate disclosure document.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: August 12, 2002                      By:    /s/  Louis G. Conforti
                                                   ----------------------------
                                                   Louis G. Conforti
                                                   Co-President and
                                                   Chief Financial Officer